EXHIBIT 10.9(a)	EXECUTION VERSION

AMENDMENT AND APPOINTMENT OF
SUCCESSOR ADMINISTRATIVE AGENT
AMENDMENT AND APPOINTMENT OF SUCCESSOR ADMINISTRATIVE AGENT dated as of September 28, 2018 (this “Amendment”), in respect of the Revolving Credit Agreement dated as of March 31, 2017 (and in effect immediately prior to this Amendment, the “Credit Agreement”) among Air Products and Chemicals, Inc., a Delaware corporation (the “Parent”), the other borrowers parties thereto from time to time, the lenders parties thereto from time to time (the “Lenders”, as defined therein) and Wells Fargo Bank, N.A., (“Wells Fargo”) as administrative agent (in such capacity, the “Initial Administrative Agent”).
RECITALS:
On and subject to the terms and conditions hereof, (i) Wells Fargo is resigning as Administrative Agent (as defined under the Credit Agreement), pursuant to Section 11.10 of the Credit Agreement, (ii) the Required Lenders wish to appoint Mizuho Bank, Ltd. (“Mizuho”) as successor to the Initial Administrative Agent under the Credit Agreement as amended hereby (Mizuho in such capacity, the “Successor Administrative Agent”; the Initial Administrative Agent and the Successor Administrative Agent are collectively referred to herein as the “Administrative Agents” and each, an “Administrative Agent”), and Parent wishes to consent to such appointment, (iii) the parties hereto further wish to provide for and consent to, as applicable, the non Pro Rata termination of Wells Fargo’s Issuer Commitment and Revolving Credit Commitment and (iv) pursuant to Sections 2.04(e) and (f) of the Credit Agreement, Parent wishes to (A) designate Mizuho as a Swingline Lender with a Swingline Commitment equal to the Swingline Loans Committed Amount set forth on Schedule IV.C attached to this Amendment, and Mizuho wishes to consent to such designation, and (B) remove Wells Fargo as a Swingline Lender.
Therefore, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date, refer to the Credit Agreement as amended pursuant to this Amendment and as set out in Exhibit B hereto (the “Amended Credit Agreement”).
(b)    As used in this Amendment, the following terms have the meanings specified below:
“Amendment Effective Date” shall have the meaning assigned to such term in Section 7 hereof.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
SECTION 2. Repayment and Termination of Commitments; Designation of New Swingline Lender.
(a)    On the Amendment Effective Date, (x) the Parent shall pay in full all amounts owing to Wells Fargo pursuant to Sections 2.05 and 11.12 of the Credit Agreement, whether in its capacity as Lender, Issuer, Swingline Lender, Administrative Agent or otherwise (all such amounts, collectively, the “Wells Payment Amount”) and (y) each of Wells Fargo’s Revolving Credit Commitment, Issuer Commitment and Swingline Commitment shall be automatically terminated. The parties hereto acknowledge that, immediately prior to

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the Amendment Effective Date (i) there are no Revolving Credit Loans or Swingline Loans outstanding and there is no principal or interest owing to Wells Fargo with respect thereto and (ii) there are no Letters of Credit issued and outstanding by Wells Fargo as Issuer.
(b)        On the Amendment Effective Date and subject to Wells Fargo’s confirmation (which may be via email) of its receipt of payment in full of the Wells Payment Amount as provided in clause (a) above (and Wells Fargo agrees to promptly deliver such confirmation upon its receipt of the Wells Payment Amount), Wells Fargo shall cease to be Administrative Agent and a Lender, Issuer and Swingline Lender party to the Credit Agreement as of such time; provided that the provisions of Section 12.06 of the Amended Credit Agreement shall continue to inure to the benefit of Wells Fargo after the Amendment Effective Date with respect to facts and circumstances occurring prior to the Amendment Effective Date.
(c)    Each of the parties hereto consents to the transactions referred to in clauses (a) and (b) above and waives, to the full extent necessary, any provisions in the Credit Agreement that might otherwise restrict or limit such payments, including without limitations such provisions related to Pro Rata payments and reductions.
(d)    On the Amendment Effective Date and in accordance with Section 2.04(e), Parent designates Mizuho as a Swingline Lender with a Swingline Commitment equal to the Swingline Loan Committed Amount set forth opposite its name on Schedule IV.C, as amended by this Amendment, and Mizuho accepts such designation as Swingline Lender with such Swingline Commitment.
SECTION 3. Certain Amendments. Each of the parties hereto (including without limitation Mizuho, for itself as a Lender and as the Successor Administrative Agent) agrees that, effective on the Amendment Effective Date, the Credit Agreement shall automatically be amended by making each of the changes shown as either a strikeout (~~strikeout~~) or an insertion (insertion) set forth in the pages of the Credit Agreement and the Schedules and Exhibits thereto attached as Exhibit A hereto.
SECTION 4. Successor Administrative Agent.
(a)    Pursuant to the terms of the Amended Credit Agreement, on the Amendment Effective Date (i) pursuant to Section 11.10 of the Credit Agreement, Mizuho shall be substituted for Wells Fargo as the Administrative Agent in each case, under and pursuant to the Amended Credit Agreement, (ii) each of the Required Lenders and the Parent hereby consents to the substitution of Mizuho for Wells Fargo to act as the Administrative Agent under the Amended Credit Agreement and waives any and all notice and qualification requirements for such substitution that might otherwise apply pursuant to any Loan Document. Until the Amendment Effective Date, the Initial Administrative Agent shall continue to have full authority to act as Administrative Agent in accordance with the terms of the Loan Documents. Effective as of the Amendment Effective Date, the Parent and the Initial Administrative Agent agree that the Wells Fargo Fee Letter (as defined in the Credit Agreement) shall be terminated.
(b)    Effective as of the Amendment Effective Date, the Successor Administrative Agent shall be vested with all the rights, powers, discretion and privileges (including the Protective Provisions (as defined below)) as Administrative Agent as described in the Amended Credit Agreement, and the Successor Administrative Agent assumes, from and after the Amendment Effective Date, the obligations, responsibilities and duties of Administrative Agent in accordance with the terms of the Amended Credit Agreement (it being understood and agreed that, as of and after the Amendment Effective Date, Wells Fargo shall have no further obligations, responsibilities or duties as Administrative Agent under the Amended Credit Agreement). Nothing contained in this Section 4 shall be deemed a termination or limitation of any provision of Article XI or Sections 4.09, 12.06 and 12.09 of the Amended Credit Agreement or the indemnity,

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exculpatory, expense and contingent reimbursement provisions of any other Loan Document (collectively, the “Protective Provisions”) (which provisions shall continue in effect for the benefit of Wells Fargo in such capacity, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while acting as the Administrative Agent) that expressly survive (in accordance with such terms) the succession of an Administrative Agent in such capacity under the Loan Documents. Any amounts owed to the Initial Administrative Agent under the Loan Documents shall constitute “Obligations” for all purposes of the Loan Documents. The parties hereby agree that the Protective Provisions shall apply to all actions taken by the Initial Administrative Agent under or in connection with the Loan Documents prior to the Amendment Effective Date.
(c)    Covenants of Administrative Agents.
(i)    Each of the Administrative Agents covenants and agrees that it will, in each case, at the Parent’s sole expense (in accordance with, and without duplication of Section 12.06 of the Amended Credit Agreement) take any additional actions, including delivery and/or execution of any documents, agreements or instruments as may be reasonably requested by the Successor Administrative Agent, to transfer any additional rights and privileges of the Initial Administrative Agent under the Loan Documents to the Successor Administrative Agent.
(ii)    Without limitation of the foregoing, it is understood and agreed that, after the Amendment Effective Date, the Initial Administrative Agent shall not be required to take any action or exercise any right, power or privilege (including, without limitation, the exercise of any rights or remedies) as Administrative Agent under the Loan Documents unless expressly requested in writing by the Successor Administrative Agent and unless the Initial Administrative Agent has been afforded indemnity reasonably satisfactory to it prior to taking any such action or exercising any such right, power or privilege; provided, however, that the Initial Administrative Agent shall not be required to take any action that is in violation of the Amended Credit Agreement or applicable laws, rules or regulations or that the Initial Administrative Agent determines, in its reasonable discretion, could subject the Initial Administrative Agent to any liability. The Initial Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing reasonably believed by it to be genuine and to have been signed or sent by an authorized representative of the Successor Administrative Agent. The Initial Administrative Agent may consult with its legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(iii)    Each Lender party hereto and the Parent hereby consents to all actions taken by the Initial Administrative Agent and the Successor Administrative Agent pursuant to this Section 4(c) to the extent same are in accordance with the terms hereof and of the Amended Credit Agreement.
(d)    Without limiting the foregoing, from and after the Amendment Effective Date, unless the context shall otherwise require, all references in any Loan Document to Wells Fargo, as Administrative Agent, shall be deemed to refer to Mizuho, as Administrative Agent.
SECTION 5. Effect of Amendment; Reaffirmation; Etc. (a) Except as expressly set forth herein, this Amendment and the amendments to the Credit Agreement effected hereby shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Amended Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended pursuant to this Amendment or any other provision of the

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Credit Agreement as amended pursuant to this Amendment or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, the Parent acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of each Loan Document, as amended pursuant to this Amendment and any applicable Amendment prior to the date hereof).
(b)    From and after the Amendment Effective Date, immediately following the consummation of the transactions described in Sections 2 and 3, each reference to (x) the “Credit Agreement” in each Loan Document shall refer to the Amended Credit Agreement and (y) the “Loan Documents” shall, after the Amendment Effective Date, include the Amended Credit Agreement, as it may be further amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms. From and after the Amendment Effective Date, this Amendment shall be a Loan Document.
SECTION 6. Representations of the Parent. The Parent hereby represents and warrants that, immediately prior to and immediately after giving effect to the transactions contemplated by this Amendment and the amendments to the Credit Agreement:
(a)    the representations and warranties set forth in Sections 5.03, 5.04, 5.05, 5.07 and 5.09 of the Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date unless such representation is already qualified by materiality and then, in such case, the representation shall be true in all respects, both immediately before and immediately after giving effect to this Amendment;
(b)    the Parent has taken all necessary corporate or other organizational action to authorize its execution and performance under this Amendment such that this Amendment constitutes valid and legally binding obligations of the Parent, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law); and
(c)    no Event of Default, no Potential Event of Default, has occurred and is continuing on and as of the Amendment Effective Date, both immediately before and immediately after giving effect to the Amendment.
SECTION 7. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Successor Administrative Agent shall have received from the Parent, the Initial Administrative Agent, the Successor Administrative Agent, and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Successor Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;
(b)    the Successor Administrative Agent shall have received from Wells Fargo written confirmation (which may be via email) that Wells Fargo has received the Wells Payment Amount (and Wells Fargo agrees to promptly deliver such confirmation upon its receipt of the Wells Payment Amount);
(c)     (i) the Administrative Agents shall have received all fees and expenses due and payable on or prior to the Amendment Effective Date under the Credit Agreement or any other Loan Document, including, to the extent invoiced at least two Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses of the Administrative Agents (including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel (which shall be limited to the reasonable fees, disbursements and other charges of Davis Polk & Wardwell LLP), as counsel to the

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Administrative Agents) and (ii) the Successor Administrative Agent shall have received the fees in the amounts as set forth in a separate fee letter between the Parent and Mizuho;
(d)    the Successor Administrative Agent shall have received on or prior to the Amendment Effective Date, all documentation and other information about the Parent required under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, that has been requested in writing at least 5 Business Days prior to the Amendment Effective Date;
(e)    the Successor Administrative Agent shall have received at least 5 Business Days prior to the Amendment Effective Date a Beneficial Ownership Certification in relation to the Parent; and
(f)    the Successor Administrative Agent shall have received a certificate signed by the Treasurer or a Vice President of Parent, certifying that the representations and warranties set forth in Section 6 of this Amendment shall be true and correct in all material respects.
SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.
SECTION 10. Waiver of Jury Trial . Each party hereto waives the right to trial by jury in any action, suit or proceeding by any person arising from or relating to this agreement or any other loan documents or any statement, course of conduct, act, omission or event occurring in connection herewith or therewith (collectively, “Related Litigation”). In addition, the Parent hereby irrevocably and unconditionally:
(a)    Agrees that any Related Litigation by any Issuer or Lender or Administrative Agent may be brought in any state or federal court of competent jurisdiction sitting in New York county, New York, and submits to the jurisdiction of such courts (but nothing herein shall affect the right of the Parent or any Administrative Agent or Issuer, Lender or Borrower to bring any action, suit or proceeding in any other forum);
(b)    Waives any objection which it may have at any time to the laying of venue of any related litigation brought in any such court, waives any claim that any such related litigation has been brought in an inconvenient forum, and waives any right to object, with respect to any related litigation brought in any such court, that such court does not have jurisdiction over the Parent; and
(c)    Consents and agrees to service of any summons, complaint or other legal process in any related litigation by registered or certified u.s. mail, postage prepaid, to the Parent at the address for notices described in Section 12.05 of the Credit Agreement, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law).

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
AIR PRODUCTS AND CHEMICALS, INC., as Parent

By:     /s/ Karen L. Harwick
Name: Karen L. Harwick
Title: Assistant Treasurer

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WELLS FARGO BANK, N.A., as Initial Administrative Agent and a Lender

By:     /s/ LaShonda Fuselier
Name: LaShonda Fuselier
Title: Managing Director

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MIZUHO BANK, LTD.,
as Successor Administrative Agent, Swingline Lender and a Lender

By:     /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

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BNP PARIBAS, as Lender

By:     /s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

By:     /s/ Todd Grossnickle
Name: Todd Grossnickle
Title: Director

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DEUTSCHE BANK AG NEW YORK     BRANCH, as Lender

By:     /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:     /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

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HSBC Bank USA, NA, as Lender

By:     /s/ David A Mandell
Name: David A Mandell
Title: Managing Director

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Bank of America, N.A., as Lender

By:     /s/ Brandon Weiss
Name: Brandon Weiss
Title: Vice President

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BARCLAYS BANK PLC, as Lender

By:     /s/ May Huang
Name: May Huang
Title: Assistant Vice President

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CITIBANK, N.A., as Lender

By:     /s/ David Jaffe
Name: David Jaffe
Title: Managing Director

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JPMORGAN CHASE BANK N.A., as Lender

By:     /s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

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SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:     /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

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MUFG Bank, Ltd f/k/a The Bank of Tokyo-
Mitsubishi UFG, Ltd., as Lender

By:     /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

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BANCO SANTANDER, S.A., as Lender

By:     /s/ Isabel Pastor
Name: Isabel Pastor
Title: VP

By:     /s/ Ignacio Martin-Aragon
Name: Ignacio Martin-Aragon
Title: VP

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BANCO BILBAO VIZCAYA ARGENTARIA,
S.A., NEW YORK BRANCH, as Lender

By:     /s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By:     /s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

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ING Bank N.V., Dublin Branch, as Lender

By:     /s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:     /s/ Sean Hassett
Name: Sean Hassett
Title: Director

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INTESA SANPAOLO S.P.A – NEW YORK
BRANCH, as Lender

By:     /s/ William Dention
Name: William Dention
Title: Global Relationship Manager

By:     /s/ Manuela Insana
Name: Manuela Insana
Title: Relationship Manager

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Lloyds Bank Corporate Markets plc, as Lender

By:     /s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager

By:     /s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager

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THE BANK OF NOVIA SCOTIA, as Lender

By:     /s/ Winston Lua
Name: Winston Lua
Title: Director

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Exhibit A

Credit Agreement Amendments

[see attached]

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Exhibit B

Conformed Credit Agreement

[see attached]